                                                                             RCM
                                                                STRATEGIC GLOBAL
                                                                 GOVERNMENT FUND

                                                                QUARTERLY REPORT
                                                                OCTOBER 31, 1995

LETTER TO SHAREHOLDERS
----------------------

                                                                           PHOTO

Dear Shareholders:

We are pleased to announce quarterly results for the RCM
Strategic Global Government Fund (NYSE symbol: RCS). Total return on net asset value was 2.9% for the quarter ended
October 31 while bringing the year-to-date total return to 11.5% since January 31. Total return on market price was 2.2% and 12.3% for the same periods, respectively. RCS earned $0.24 per share in net investment income compared to $0.23 in the prior quarter. A monthly dividend of $0.074 per share was paid, consistent with the last quarter.

The investment objectives of RCS are unique. RCS can combine a wide-ranging field of U.S. mortgage, foreign government and emerging market securities with a host of tools for managing income and risks affecting the fund. Managing bonds is a sophisticated process of focusing on risk management and bridging international developments while defining a precise and intelligent approach to investing.

RCS's flexibility to adapt to market conditions makes it difficult to compare it to a specific group of funds. In 1995, RCS concentrated its holdings in U.S. mortgages to accomplish its goals and deliver an uncompromised monthly dividend of $0.074 from income. Other investment vehicles have cut their dividends or had returns of capital. Some have taken substantial risks that resulted in huge 1995 gains and huge 1994 losses.

On December 15, RCM Capital Management, a California Limited Partnership ("RCM") and the investment manager for RCS, announced that it had entered into an agreement under which it expects to become the major institutional investment management subsidiary of Dresdner Bank A.G. ("Dresdner"). Dresdner will replace RCM's current partner, the Travelers Group. We expect to provide you with additional information about this transaction in the coming months.

We appreciate your continued support of RCS. We are pleased with the fund's performance so far this year and believe that RCS continues to offer an exceptional risk-adjusted return.

Respectfully,

Gary W. Schreyer
CHAIRMAN AND PRESIDENT
DECEMBER 15, 1995

FUND HIGHLIGHTS
---------------
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

PERIOD ENDED*                                       10/31/94     1/31/95     4/30/95     7/31/95    10/31/95
------------------------------------------------------------------------------------------------------------
Total investment income                            $  7,779    $  7,852    $  8,427    $  8,221    $  8,338
Total investment income per share                      0.25        0.26        0.28        0.27        0.27
Net investment income                                 6,756       6,911       7,496       7,139       7,286
Net investment income per share                        0.22        0.23        0.25        0.23        0.24
Net realized and unrealized gain (loss)              (5,283)    (14,788)      6,230       4,830       1,909
Net realized and unrealized gain (loss) per share     (0.17)      (0.49)       0.20        0.16        0.06
Net asset value at end of period                      11.41       10.85       11.08       11.25       11.33
Market price at end of period                          9.75        9.63        9.75       10.13       10.13
Total return on market price                          (2.80)%      1.73%       3.60%       6.10%       2.20%
Total return on net asset value                        0.61%      (2.00)%      4.44%       3.74%       2.93%
Dividend from net investment income                $   0.22    $   0.31    $   0.22    $   0.22    $   0.22
Effective dividend yield**                             9.11%       9.23%       9.11%       8.77%       8.77%

KEY CHARACTERISTICS                      10/31/95
-------------------------------------------------
MONTHLY DIVIDEND PER SHARE              $   0.074
EFFECTIVE DIVIDEND YIELD**                   8.77%

MARKET PRICE PER SHARE                  $   10.13
NET ASSET VALUE PER SHARE               $   11.33

DURATION                                5.5 YEARS
AVERAGE CREDIT QUALITY                         AA

 * IN THOUSANDS, EXCEPT PER SHARE DATA.

** LAST DIVIDEND DIVIDED BY MARKET PRICE AND ANNUALIZED.

FUND MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------

THE CONCEPT of RCS is to provide an intermediate-term bond fund that participates in global fixed income securities. RCS combines U.S. debt instruments and a conservative introduction to both developed foreign and emerging market bond instruments. U.S. debt instruments are predominantly mortgage pass-through securities and mortgage-related obligations. The securities in the investment portfolio are generally government or agency issued, average a credit quality rating of AA, and have effective maturities between 3 and 10 years.

THE ENVIRONMENT for RCS was characterized by lower interest rates in the third quarter. U.S. Treasury yields for intermediate-term maturities declined by 0.30% to 0.40%. Several key themes support the bond market's general optimism. First, the bond market expects successful budget resolution to lead to meaningful reduction of deficit spending. The Federal Reserve is expected to lower interest rates as a result. Second, the U.S. economy continues to enjoy a fundamental, productivity-led expansion. The market appears to believe that stable, low wages and productivity have created a way for the economy to grow without causing inflation. Historically, real growth above 2.5% tends to produce inflationary pressure. However, productivity gains from investment in technology and improved business processes may be providing additional capacity to grow. Third, the markets are enforcing discipline on international governments to change their fiscal policies in order to decrease deficit spending. If these efforts are successful, these fiscal policies will slow growth initially with the expectation of stronger growth thereafter. Yet, global economic growth has slowed appreciably in the last quarter. To counter this current and potentially near-term weakness, the central banks of many countries are lowering interest rates. Fourth, inflation is currently benign at both the consumer and producer level in the United States and abroad. All of these factors have created a global context favorable to bonds.

FEDERAL RESERVE POLICY. In early July, the Federal Reserve lowered short-term interest rates by 0.25%, but has been neutral since that time. The bond market anticipates additional decreases of 0.60% by mid-year 1996, which have already been factored into current yields.

FUND MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------

DEVELOPED FOREIGN SECTOR. Europe has been experiencing better-than-expected news on inflation. However, the favorable news on inflation is due to weakening economic activity. Germany is the main economic engine in Europe and has been under competitive pressure. Part of that pressure has been the strength of the German currency, the Deutsche Mark, against the U.S. dollar. In response, the central bank of Germany, the Bundesbank, lowered interest rates by 0.50% during the last quarter. Lowering of interest rates helps stimulate the economy and future decreases are expected until the German economy shows more strength. As a result, European bonds have attractive return prospects which prompted RCS to diversify into Germany and The Netherlands.

MORTGAGE SECTOR. Mortgage pass-throughs and related securities had substantial positive returns with the lower rate environment. Lower rates, however, also encourage homeowners to refinance their mortgages. Since mortgage pass-throughs are a group of mortgage loans, more refinancings shorten the effective maturities of these securities as the underlying mortgage loans are paid off or repaid faster. RCM manages these changes in effective maturity by regularly adjusting the duration of mortgage pass-throughs to reflect its prepayment expectations and, where appropriate, adds or reduces duration to compensate for these adjustments. Mortgages on a comparable risk basis matched or outperformed U.S. Treasuries this quarter.

EMERGING MARKETS. Latin American debt had a difficult quarter as the stabilization of Mexico and the peso proved temporary. The market has been sensitive to the continued political uncertainty in Mexico and is anxious to see signs that the economy has turned around. Similarly, the markets are watching to see if key Latin American governments are able to cut spending and raise revenue to support their economies and currencies. Emerging market securities provide a yield enhancement to the fund. RCS's investment in emerging market debt averaged 7.5% of total investments during the period.

FUND MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------

PERFORMANCE. This quarter, RCS achieved a total return on net asset value of 2.9%. The year-to-date return on net asset value was 11.5%. Including dividend reinvestments, RCS had a total market price return of 2.2% for the quarter and 12.3% same year-to-date period. Net asset value per share increased to $11.33 from $11.25 in the quarter while market price was unchanged at $10.13. RCS earned $0.24 per share in net investment income compared to $0.23 per share in the prior quarter and maintained its monthly dividend of $0.074 per share.

Given the positive bond market sentiment, the portfolio's duration averaged 4.8 years this quarter versus 4.2 years in the prior quarter. Total duration of the portfolio at quarter-end was 5.5 years, which is roughly comparable to a bond with an eight-year maturity. Duration is a key tool in managing both RCS's sensitivity to rising rates and its opportunity to benefit from declining rates. Duration is the percentage change in the price of a particular fixed income security or portfolio of fixed income securities for a 1% change in interest rates. For example, if RCS's duration were 1 year and interest rates increase 1%, the prices of RCS's investments would be expected to decline 1%. As a measurement of risk, duration assumes that all interest rates, including foreign interest rates, move in tandem.

As with other closed-end bond funds, the market price of RCS will trade at a premium or discount to net asset value depending upon the phases of the interest rate cycle, the stock market in general, specific supply and demand characteristics of RCS, and changes in net asset value. At October 31, RCS was trading at a discount of 10.6% to net asset value compared to a discount of 10.0% at July 31, 1995.

FUND MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------

PORTFOLIO COMPOSITION. RCM made two significant portfolio changes in the quarter. First, in the mortgage sector, RCM sold approximately $69 million in mortgage pass-through TBAs with coupons ranging from 7.5s to 8.5s. Other pass-throughs with coupons of 8s and 8.5s were sold and replaced with 7.5s to decrease the overall sensitivity of the fund to faster prepayment of principal. The pass-throughs sold were financed positions. Interest rate swaps of $60 million were sold that had been used to lock the related cost of financing.

Second, new investments were made in German ($75 million) and Dutch ($25 million) interest rates. A distinguishing feature of these investments was the type of security used and its relationship to currency. Whereas a purchase of a foreign bond involves currency risk, these investments were made through interest rate swaps where all cash flows have been converted to U.S. dollars. A discussion of this new role for interest rate swaps is on pages 10 and 11. RCS's investments in Germany and The Netherlands are based on five-year interest rates for those countries, which is consistent with the fund's intermediate-term objectives. The duration impact of these new positions is captured in RCS's total duration of 5.5 years in the table below. Under Generally Accepted Accounting Principles, the swaps are recorded on a net basis and included in OTHER ASSETS LESS LIABILITIES on page 9.

                                PORTFOLIO DURATION BY COUNTRY
                                       OCTOBER 31, 1995
                                                                                 PERCENTAGE OF
COUNTRY POSITION                                                     DURATION   TOTAL DURATION
----------------------------------------------------------------------------------------------
United States                                                            4.0            72%
Germany                                                                  0.7            13%
The Netherlands                                                          0.3             5%
Argentina                                                                0.2             4%
Mexico                                                                   0.2             4%
Brazil                                                                   0.1             2%
                                                                         ---         ------
Total                                                                    5.5           100%

FUND MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------

                   EDGAR REPRESENTATION OF PRINTED GRAPHIC

      CREDIT DISTRIBUTION AT
        OCTOBER 31, 1995                   BOND MARKET SECTORS AT
      (AS PERCENTAGE OF TOTAL                 OCTOBER 31, 1995
          INVESTMENTS)                (AS PERCENTAGE OF TOTAL INVESTMENTS)
------------------------------------------------------------------------------
          AAA    87.0%
          AA     0.2%
          A      4.8%             U.S. MORTGAGE BACKED                   76.2%
          BB     5.3%             COLLATERALIZED MORTGAGE OBLIGATIONS    15.8%
          B      2.7%             EMERGING MARKET                         8.0%

RCS continues to maintain high credit ratings in its portfolio securities, with an average rating of AA. All securities in the investment portfolio were denominated in U.S. dollars at quarter-end.

RCS had $206.3 million outstanding in financed mortgage pass-throughs at October
31. RCS utilizes only liquid mortgage pass-throughs in these transactions to retain a high level of flexibility to respond to changing market conditions. These transactions allow RCS to earn the spread between the yield on the underlying mortgage securities and short-term interest rates. If short-term interest rates rise, the interest spread between mortgage yield and short-term rates may contract. RCM selectively mitigates this spread risk through interest rate swaps. In this role, interest rate swaps have the effect of converting short-term floating rates to a fixed rate, thereby locking in the funding cost of these transactions. RCS had $215 million in these interest rate swaps at period-end.

Mortgage pass-through financing, forward sale commitments, interest rate swaps and other transactions may involve leverage. For some mutual funds, using leverage means having a high duration. RCS actively manages the overall duration of the fund. As one tool to manage duration, RCS had sold $5.6 million of U.S. Treasuries on a forward commitment basis to lower duration. RCS has segregated high-quality, liquid investments in the portfolio in an amount equivalent to these obligations.

FUND MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------

               SECURITIES CONSTITUTING 5% OR MORE OF TOTAL INVESTMENTS
                                   OCTOBER 31, 1995

                                                                            PERCENT OF
COUNTRY/     PRINCIPAL                                           VALUE           TOTAL
CURRENCY       (000'S)  DESCRIPTION                              (US$)     INVESTMENTS
--------------------------------------------------------------------------------------
UNITED STATES

USD                     MORTGAGE-BACKED SECURITIES
              142,800   FNMA       7.50%, 2025 TBA        $144,333,672             26%
              123,076   FNMA       8.50%, 2017-2025        127,583,273             23%
               63,500   FHLMC      7.50%, 2025 TBA          64,228,345             12%
               31,814   GNMA       8.50%, 2016-2025         33,155,190              6%
                        Total                             $369,300,480             67%

OUTLOOK AND STRATEGY. RCM believes the Federal Reserve is likely to decrease short-term rates in reaction to current economic weakness and toward successful deficit reduction by Congress and The White House. The U.S. economy has stable strength, but in a context of slowing global growth. RCM anticipates that interest rates will likely trend lower if market optimism about inflation continues. Global interest rates are expected to decline incrementally. The downward pressure on international interest rates will likely continue until evidence is seen that the European and Japanese economies are reaccelerating. At that time, foreign central banks would be less inclined to continue to stimulate their economies with lower rates. As a result, the fund's duration is likely to remain above levels held earlier in the year.

INVESTMENTS IN SECURITIES AND NET ASSETS
----------------------------------------

OCTOBER 31, 1995 (UNAUDITED)

COUNTRY/       PRINCIPAL                                                           VALUE
CURRENCY        (000'S) DESCRIPTION                                                (US$)
----------------------------------------------------------------------------------------
INVESTMENTS IN DEBT SECURITIES - 159.4%*
ARGENTINA - 3.5%
USD                   Republic of Argentina
               4,000  8.38%,     12/20/03                                   $  2,885,000
               4,000  10.95%,    11/01/99                                      3,990,000
              11,000  Republic of Argentina Floating Rate Notes
                      5.00%,     03/31/23                                      5,238,750
                                                                            ------------
                      Total Argentina                                         12,113,750
                                                                            ------------
BRAZIL - 4.3%
USD                   Petrobras Euronote
              15,000  8.75%,     12/09/96                                     14,850,000
MEXICO - 4.9%
USD                   Banco Nacional De Commercio
              15,000  7.25%,     02/02/04                                     10,800,000
                      United Mexican States Floating Rate Notes
               6,000  11.19%,    07/21/97                                      6,045,000
                                                                            ------------
                      Total Mexico                                            16,845,000
                                                                            ------------
UNITED STATES - 146.7%
USD                   MORTGAGE-BACKED SECURITIES -- 121.5%
               8,910  FNMA       7.00%, 2025                                   8,838,632
              24,226  FHLMC      8.00%, 2023 - 2025                           24,842,029
               5,935  GNMA       8.00%, 2016 - 2022                            6,169,479
             123,076  FNMA       8.50%, 2017 - 2025                          127,583,273
              31,814  GNMA       8.50%, 2016 - 2025                           33,155,190
             142,800  FNMA       7.50%, 2025 TBA                             144,333,672
              63,500  FHLMC      7.50%, 2025 TBA                              64,228,345
              10,724  FHA Project Pool 56, 7.43%, 11/01/22                    10,974,936
                                                                            ------------
                      Total Mortgage-Backed Securities                       420,125,556
                                                                            ------------
USD                   COLLATERALIZED MORTGAGE OBLIGATIONS -- 25.2%
                      DLJ Mortgage Acceptance Corp.
               1,000  Series 1994-MF11, Class A2 8.10%, 06/18/04               1,052,148
               4,850  Series 1994-MF11, Class A3 8.10%, 06/18/04               5,056,693

* PERCENTAGE OF NET ASSETS

INVESTMENTS IN SECURITIES AND NET ASSETS
----------------------------------------

OCTOBER 31, 1995 (UNAUDITED)

COUNTRY/       PRINCIPAL                                                           VALUE
CURRENCY        (000'S) DESCRIPTION                                                (US$)
----------------------------------------------------------------------------------------
USD                   COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
                      Federal Home Loan Mortgage Corp.
              17,932  Series 1667, Class PE 6.00%, 03/15/08                 $ 17,481,599
              22,786  Series 1665, Class N 6.50%, 01/15/24                    21,487,681
                      G E Capital Mortgage Services, Inc.
               4,824  Series 1994-12, Class B1 6.00%, 04/25/09                 4,455,810
               9,184  Series 1994-9, Class B1 6.50%, 02/25/24                  8,353,526
              22,000  Series 1994-10, Class A15 6.50%, 03/25/24               20,468,594
                      Residential Funding Mortgage Sec. I
               3,925  Series 1993-S43, Class M-2 6.50%, 11/25/23               3,533,182
               5,754  Series 1993-S47, Class M-2 6.50%, 12/25/23               5,180,766
                                                                            ------------
                      Total Collateralized Mortgage Obligations               87,069,999
                                                                            ------------
TOTAL INVESTMENTS -- (COST $540,091,900)                                     551,004,305
                                                                            ------------

Payable for Investments Purchased -- (60.2%)                                (207,975,688)
Payable for Investments Sold on a Forward Commitment Basis -- (1.8%)+         (6,306,496)
Other Assets Less Liabilities -- 2.6%                                          9,011,324
                                                                            ------------

NET ASSETS -- 100.0%                                                        $345,733,445
                                                                            ------------
                                                                            ------------

TERMS
FHLMC        -- Federal Home Loan Mortgage Corporation
FNMA         -- Federal National Mortgage Association
GNMA         -- Government National Mortgage Association
TBA          -- To Be Announced
USD          -- United States Dollar

+ On a forward commitment basis, the Fund has agreed to sell U.S. Treasury securities:

          PRINCIPAL                                                                                           VALUE
CURRENCY    (000'S) DESCRIPTION                                                                               (US$)
-------------------------------------------------------------------------------------------------------------------
USD         5,600   U.S. Treasury Bonds, 7.50%, 11/15/16                                              $   6,306,496

SPECIAL FOCUS
----------------

                       A NEW ROLE FOR INTEREST RATE SWAPS

In 1994, RCM Capital Management introduced interest rate swaps to RCS. This quarter, interest rate swaps took on the new role of augmenting RCS's position in global securities.

In 1995, RCM sought to find a more efficient way to hold foreign bonds in developed countries, like Germany and The Netherlands, without taking currency risk. RCM found, in interest rate swaps, a way to help RCS achieve its goals. First, they allow RCS to benefit from stable or declining foreign interest rates. Second, they produce income. Third, they avoid foreign currency risk since all interest payments and any future gains or losses are in U.S. dollars.

An interest rate swap is a financial contract that typically involves an exchange of obligations by two sophisticated parties. For example, the fund may exchange with another party their respective rights to receive interest, such as an exchange of fixed rate payments for floating rate payments. RCS will usually enter into interest rate swaps on a net basis, which means that the two payments streams (one from the fund and one to the fund) are netted out with the fund receiving or paying only the net amount of the two payments. Interest rate swaps do not involve the exchange of principal. Since this technical definition is not intuitively easy, it is better to describe the substance of these new transactions as used by RCS.

The value of the five-year German swap, for example, goes up or down with the movement of German interest rates. Its movement parallels the change in the value of an investment in a German bond with similar maturity. When sold, the gain or loss on the German swap is effectively comparable to the gain or loss on selling a German bond, but without the currency risks.

SPECIAL FOCUS
----------------

An interest rate swap is, in essence, a financed bond position. RCS receives a five-year yield similar to owning a German bond. Since there is no cash paid for the underlying principal of the swap, RCS pays a financing cost to effectively own a foreign bond. The financing cost is based on short-term interest rates. The fund earns the difference between the five-year yield and short-term interest rates, which goes into income. This is directly comparable to the financed mortgage positions in RCS. In fact, the swap and the financed mortgages are so similar that RCM decreased mortgage positions as a result of these transactions. As with any financed position, income goes up but so does total duration. However, this shift from mortgages to developed foreign markets did not add to the fund's total duration.

Lastly and importantly, RCM did not want to add currency risk with these transactions. Therefore, the swap was structured such that all interest payments and any gains or losses upon sale will be denominated in U.S. dollars.

Interest rate swaps are subject to many of the same market and credit risks as corporate bonds. There is a risk that a counterparty will be unable to meet its obligations under a particular swap contract similar to the default risk inherent in corporate bond securities. However, if the other party to an interest rate swap does default, the fund's risk of loss should be limited to the net amount of interest payments that the fund is to receive and not the principal amount. RCS has an extensive risk management policy that governs the use of interest rate swaps, including a minimum credit rating of AA or better for the issuer of the transaction. Since the interest rate swaps are recorded on a net basis, they are included in OTHER ASSETS LESS LIABILITIES on page 9 in accordance with Generally Accepted Accounting Principles. Interest rate swaps, in this new role, do represent country exposure and are displayed in the PORTFOLIO DURATION table on page 5. The fund's total duration includes the impact of these transactions. In summary, interest rate swaps provide an effective way to participate in foreign debt markets and, in this case, without currency risk.

DIVIDEND REINVESTMENT PLAN
--------------------------------

Under the fund's Dividend Reinvestment Plan (the "Plan"), a stockholder whose shares of common stock are registered in his or her own name will have all distributions from the fund reinvested automatically by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless that service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash.

When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the dividend payment date, Plan participants will be issued shares of common stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the common stock, then at 95% of the market value.

If the market price of the common stock is less than the net asset value of the common stock, or if the fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with the fund's principal underwriter, as purchasing agent for Plan participants (the "Purchasing Agent"), will buy common stock in the open market for the participants' accounts. If the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the fund may issue the remaining shares.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. The Plan Agent's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the fund. No brokerage charges apply with respect to shares of common stock issued directly by the fund. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Plan participants may terminate their participation in the Plan by giving written notice to the Plan Agent. The fund reserves the right to amend or terminate the Plan. To obtain a full description of the Plan or to obtain any other information about the Plan, please contact State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 or call (800) 426-5523.

CORPORATE INFORMATION
-----------------------------

DIRECTORS

Gary W. Schreyer, CHAIRMAN
William A. Hasler
Francis E. Lundy
Jeffrey S. Rudsten
James M. Whitaker

AUDIT COMMITTEE

William A. Hasler
Francis E. Lundy
James M. Whitaker

NOMINATING COMMITTEE

Gary W. Schreyer
William A. Hasler
Jeffrey S. Rudsten

OFFICERS - PORTFOLIO MANAGEMENT

Gary W. Schreyer
 PRESIDENT AND CHIEF EXECUTIVE OFFICER
Jeffrey S. Rudsten
 VICE PRESIDENT
Eamonn F. Dolan
 VICE PRESIDENT AND PORTFOLIO MANAGER
Stephen Kim
 VICE PRESIDENT AND PORTFOLIO MANAGER
John L. Bernard
 VICE PRESIDENT AND PORTFOLIO MANAGER
Mark E. Raaberg
 VICE PRESIDENT AND PORTFOLIO MANAGER
Frederick J. Clancy
 VICE PRESIDENT

OFFICERS - ADMINISTRATION

Ellen M. Courtien
 VICE PRESIDENT
Michael J. Apatoff
 VICE PRESIDENT
Susan C. Gause
 TREASURER AND CHIEF FINANCIAL OFFICER
Caroline M. Hirst
 VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER
Judith A. Wilkinson
 VICE PRESIDENT
Anthony Ain
 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
Timothy B. Parker
 ASSISTANT SECRETARY AND ASSISTANT
 GENERAL COUNSEL

INVESTMENT MANAGER

RCM Capital Management
Four Embarcadero Center
San Francisco, California 94111

INDEPENDENT AUDITORS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171
(800) 426-5523

COUNSEL

Ropes & Gray
One International Place
Boston, Massachusetts 02110-2624

RCM Capital Management is an institutional money manager headquartered in San Francisco with approximately $25 billion in managed assets including approximately $10 billion in fixed income securities. RCM has over 20 years experience in active fixed income investment management for corporate retirement plans, endowments, foundations, insurance companies, nuclear decommissioning trusts and select individuals.
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RCM STRATEGIC GLOBAL
GOVERNMENT FUND, INC.

MARKET PRICES FOR RCS SHARES ARE PUBLISHED DAILY IN THE WALL STREET JOURNAL AS "RCM STRATG," AND THE NEW YORK TIMES AS "RCMSTGLFD," AND LOCAL NEWSPAPERS IN THE NEW YORK STOCK EXCHANGE LISTINGS. NET ASSET VALUE IS PUBLISHED WEEKLY AND APPEARS EACH MONDAY IN THE WALL STREET JOURNAL AND THE NEW YORK TIMES UNDER THE CAPTION, CLOSED-END BOND FUNDS. THE WEEKLY
NET ASSET VALUE IS ALSO AVAILABLE EACH SATURDAY IN BARRON'S.

THIS REPORT IS SENT TO THE
SHAREHOLDERS OF RCS FOR THEIR INFORMATION. THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR
SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THE REPORT. IF YOU WOULD LIKE A COPY OF THE MOST
RECENT ANNUAL REPORT (INCLUDING
AUDITED FINANCIAL STATEMENTS), PLEASE
CONTACT YOUR BROKER OR RCM DIRECTLY
AT (415) 954-5400.

INVESTMENT MANAGER:
RCM CAPITAL MANAGEMENT
FOUR EMBARCADERO CENTER
SAN FRANCISCO, CALIFORNIA 94111